Exhibit 10.4

AMENDMENT NO. 1
TO FIFTH AMENDED AND RESTATED CREDIT AGREEMENT

THIS AMENDMENT NO. 1, dated as of September 10, 2026 (this “Amendment”) to the Fifth Amended and Restated Credit Agreement, dated as of May 16, 2025 (as heretofore amended, restated, amended and restated, supplemented or otherwise modified and in effect prior to the date hereof, the “Existing Credit Agreement”, and as modified hereby and as may be further amended, restated, amended and restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), among TWIN EAGLE RESOURCE MANAGEMENT, LLC, a limited liability company organized under the laws of Delaware (“TERM”), and TWIN EAGLE RESOURCE MANAGEMENT CANADA, LLC, a limited liability company organized under the laws of Texas (“TERM Canada”, together with TERM, each, a “Borrower” and collectively, the “Borrowers”), the several Lenders from time to time party thereto and MUFG BANK, LTD., as administrative agent (in such capacity, the “Administrative Agent”) and collateral agent (in such capacity, the “Collateral Agent”).
RECITALS
WHEREAS, the Borrowers have informed the Administrative Agent and the Lenders that TERM’s equity owners have entered into an agreement, dated as of July 24, 2026, with Expand Energy Corporation (“Expand”) pursuant to which Expand will acquire 100% of the outstanding Capital Stock of Twin Eagle Holdings N.A., LLC (“Twin Holdings”) (such acquisition, the “Expand Acquisition”);
WHEREAS, the Borrowers have requested that the Administrative Agent and the Required Lenders make certain amendments to the Existing Credit Agreement on the terms and subject to the conditions set forth herein in connection with the Expand Acquisition; and
WHEREAS, the Administrative Agent and the Lenders party hereto (constituting the Required Lenders) have agreed to make such amendments, solely upon the terms and conditions set forth herein;
NOW, THEREFORE, in consideration of the premises herein contained and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto hereby agree as follows:
1.    Defined Terms. Unless otherwise defined herein, terms defined in the Credit Agreement and used herein shall have the meanings ascribed to them in the Credit Agreement.
2.    Amendments to Existing Credit Agreement. Effective as of the Effective Date (as defined below), certain sections of the Existing Credit Agreement are hereby amended as follows:
(a)    New Defined Terms. Section 1.1 of the Existing Credit Agreement is hereby amended by inserting the following new defined terms in the appropriate alphabetical order:
(i)    “Expand”: Expand Energy Corporation.”

(ii)    “Expand Acquisition”: the date on which Expand acquires 100% of the outstanding Capital Stock of Twin Holdings pursuant to that certain Agreement and Plan of Merger, dated as of July 24, 2026.”
(b)    Amended and Restated Defined Term. Section 1.1 of the Existing Credit Agreement is hereby amended by amending and restating the following definition in its entirety:
“Change of Control”:
(a)    any time prior to the consummation of the Expand Acquisition, the occurrence of any of the following events: (i) Five Point shall cease to own and control, of record and beneficially, directly or indirectly, at least 45.0% of the outstanding Capital Stock of Twin Holdings free and clear of all Liens or shall cease to own at least 50.1% of the total voting power of Voting Stock of Twin Holdings (determined on a fully diluted basis), measured by voting power rather than number of shares, (ii) any person or “group” (within the meaning of Rules 13d-3 and 13d-5 under the Securities Exchange Act of 1934 or any successor provisions thereto) of persons, excluding the Permitted Investors, shall become, or obtain rights (whether by means or warrants, options or otherwise) to become, the “beneficial owner” (within the meaning of Rules 13d-3 and 13d-5 under the Securities Exchange Act of 1934), directly or indirectly, of more than 25% of the total voting power of the Voting Stock of Twin Holdings (determined on a fully diluted basis), measured by voting power rather than number of shares, (iii) Twin Holdings shall cease to own and control, of record and beneficially, directly or indirectly, 100% of each class of outstanding Capital Stock of TERM free and clear of all Liens, other than Permitted Liens or (iv) TERM shall cease to own and control, of record and beneficially, directly or indirectly, 100% of each class of outstanding Capital Stock of each other Loan Party, free and clear of all Liens, other than Permitted Liens, and
(b)    any time on or after the consummation of the Expand Acquisition, the occurrence of any of the following events: (i) Expand shall cease to own and control, of record and beneficially, directly or indirectly, at least 50.1% of the outstanding Capital Stock of Twin Holdings free and clear of all Liens or shall cease to own at least 50.1% of the total voting power of Voting Stock of Twin Holdings (determined on a fully diluted basis), measured by voting power rather than number of shares, (ii) any person or “group” (within the meaning of Rules 13d-3 and 13d-5 under the Securities Exchange Act of 1934 or any successor provisions thereto) of persons, other than Expand, shall become, or obtain rights (whether by means or warrants, options or otherwise) to become, the “beneficial owner” (within the meaning of Rules 13d-3 and 13d-5 under the Securities Exchange Act of 1934), directly or indirectly, of more than 25% of the total voting power of the Voting Stock of Twin Holdings (determined on a fully diluted basis), measured by voting power rather than number of shares, (iii) Twin Holdings shall cease to own and control, of record and beneficially, directly or indirectly, 100% of each class of outstanding Capital Stock of TERM free and clear of all Liens, other than Permitted Liens or (iv) TERM shall cease to own and control, of record and beneficially, directly or indirectly, 100% of each class of outstanding Capital Stock of each other Loan Party, free and clear of all Liens, other than Permitted Liens.”

3.    Effective Date. This Amendment shall become effective as of the date hereof (the “Effective Date”) if, and only if, the following conditions precedent shall have been satisfied:
(a)    Documents. The Administrative Agent shall have received this Amendment, executed and delivered by a duly authorized officer of each Borrower, each Grantor, and each of the Lenders party hereto (constituting the Required Lenders).
(b)    Representations and Warranties. Each of the representations and warranties of each Loan Party in Section 4 below shall be true and correct.
(c)    Fees. The Administrative Agent shall have received the fees (including reasonable and documented fees, disbursements and other charges of counsel to the Administrative Agent) to be received on the Effective Date.
4.    Representations and Warranties. Each Loan Party hereby represents and warrants to the Administrative Agent, the Collateral Agent and each Lender that as of the Effective Date (before and after giving effect to this Amendment):
(a)    each such Person has the requisite power and authority to execute, deliver and perform this Amendment;
(b)    each of the representations and warranties made by any Loan Party herein or in or pursuant to the Loan Documents is true and correct in all material respects (unless any such representation or warranty is qualified as to materiality or Material Adverse Effect, in which case such representations and warranties shall be true and correct in all respects) on and as of the Effective Date as if made on and as of such date, except to the extent that any such representation or warranty relates solely to a specified prior date, in which case such representation or warranty is true and correct in all material respects (unless any such representation or warranty is qualified as to materiality or Material Adverse Effect, in which case such representations and warranties shall be true and correct in all respects) as of such specified date; and
(c)    both before and after giving effect to this Amendment, no Default or Event of Default has occurred and is continuing, or will result from the consummation of the transactions contemplated by this Amendment.
5.    Reaffirmation. Each Grantor, in its capacity as debtor, pledgor or grantor under the Pledge Agreement, the Security Agreement and/or each of the other Security Documents to which it is a party, hereby provides its consent to, and acknowledges, the modification of the Existing Credit Agreement by this Amendment. After giving effect to this Amendment, each Grantor hereby reaffirms each of the Security Documents and each other Loan Document to which it is a party, and each of its obligations thereunder, and acknowledges that the security interest in the Collateral granted in the Security Documents is continuing and is and shall remain in full force and effect in favor of the Collateral Agent on behalf of and for the ratable benefit of the Secured Parties, in each case, with the priority thereof.
6.    Miscellaneous.

(a)    Loan Document. Each of the parties hereto agrees that this Amendment constitutes a “Loan Document” for all purposes under the Credit Agreement and the other Loan Documents.
(b)    Limited Effect. Except as expressly amended or consented to hereby, all of the terms and provisions of the Credit Agreement and each other Loan Document are and shall remain in full force and effect in accordance with their respective terms; provided that, upon the effectiveness of this Amendment, each reference to the Credit Agreement in any of the Loan Documents shall be deemed to be a reference to the Credit Agreement as modified hereby. The amendments and consents contained herein shall not be construed as a waiver or amendment of any other provision of the Credit Agreement or any other Loan Document or for any purpose except as expressly set forth herein or a consent to any further or future action on the part of any Borrower or other Loan Party that would require the waiver or consent of the Administrative Agent, the Collateral Agent or the Lenders.
(c)    Severability. In case any of the provisions of this Amendment shall for any reason be held to be invalid, illegal, or unenforceable, such invalidity, illegality, or unenforceability shall not affect any other provision hereof, and this Amendment shall be construed as if such invalid, illegal, or unenforceable provision had never been contained herein.
(d)    Execution in Counterparts. This Amendment may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument, and any party hereto may execute this Amendment by signing one or more counterparts. Delivery of an executed counterpart of a signature page to this Amendment by facsimile or electronic mail transmission in portable document format shall be effective as delivery of an originally executed counterpart of this Amendment. Any signature (including, without limitation, (x) any electronic symbol or process attached to, or associated with, a contract or other record and adopted by a person with the intent to sign, authenticate or accept such contract or record and (y) any facsimile or .pdf signature) hereto or to any other Loan Document, certificate, agreement or document related to this transaction, and any contract formation or record-keeping, in each case, through electronic means, shall have the same legal validity and enforceability as a manually executed signature or use of a paper-based record-keeping system to the fullest extent permitted by applicable Law, including the UCC and the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act or any similar state law based on the Uniform Electronic Transactions Act, and the parties hereto hereby waive any objection to the contrary.
(e)    GOVERNING LAW. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HERETO SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.
(f)    Integration. This Amendment represents the agreement of the parties hereto with respect to the subject matter hereof, and there are no promises, undertakings,

representations or warranties by the Administrative Agent, the Collateral Agent or any Lender relative to subject matter hereof not expressly set forth or referred to herein.
(g)    Headings, etc. Section or other headings contained in this Amendment are for reference purposes only and shall not in any way affect the meaning or interpretation of this Amendment.
(h)    Binding Effect. The execution and delivery of this Amendment by any Lender shall be binding upon each of its successors and assigns (including assignees of its Loans in whole or in part prior to effectiveness hereof).

[SIGNATURE PAGES FOLLOW]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their proper and duly authorized officers as of the day and year first above written.

TWIN EAGLE RESOURCE MANAGEMENT, LLC,
as a Borrower

By: /s/ Larry Leverett
Name: Larry Leverett
Title: Executive Vice President and Chief Financial Officer

TWIN EAGLE RESOURCE MANAGEMENT CANADA, LLC,
as a Borrower

By: /s/ Larry Leverett
Name: Larry Leverett
Title: Executive Vice President and Chief Financial Officer

AGENTS AND LENDERS:

MUFG BANK, LTD.,
as Administrative Agent, Collateral Agent and a Lender

By: /s/ Christopher Taylor
Name: Christopher Taylor
Title: Managing Director

COÖPERATIEVE RABOBANK U.A., NEW YORK BRANCH,
as a Lender

By: /s/ Brad Dingwall
Name: Brad Dingwall
Title: Managing Director

By: /s/ Matt Gelineau
Name: Matt Gelineau
Title: Executive Director

ING CAPITAL LLC,
as a Lender

By: /s/ Grace Garcia
Name: Grace Garcia
Title: Director

By: /s/ Lea MANOLESCO
Name: Lea MANOLESCO
Title: Director

NATIXIS, NEW YORK BRANCH,
as a Lender

By: /s/ David Pershdad
Name: David Pershdad
Title: Managing Director

By: /s/ Alisa Trani
Name: Alisa Trani
Title: Executive Director

WELLS FARGO BANK, N.A.,
as a Lender

By: /s/ Bianca Izaguirre
Name: Bianca Izaguirre
Title: Executive Director

HSBC BANK USA, NATIONAL ASSOCIATION,
as a Lender

By: /s/ Sabrina Chen
Name: Sabrina Chen
Title: Head of Commodity Client Coverage

DZ BANK AG DEUTSCHE ZENTRAL-GENOSSENSCHAFTSBANK, NEW YORK BRANCH,
as a Lender

By: /s/ Michael Palumberi
Name: Michael Palumberi
Title: Director

By: /s/ Donata Mylius
Name: Donata Mylius
Title: Vice President

INDUSTRIAL AND COMMERCIAL BANK OF CHINA LIMITED, NEW YORK BRANCH,
as a Lender

By: /s/ Parika Choudhary
Name: Parika Choudhary
Title: Director

By: /s/ Chan K. Park
Name: Chan K. Park
Title: Executive Director

BROWN BROTHERS HARRIMAN & CO.,
as a Lender

By: /s/ Brandon R. Jackson
Name: Brandon R. Jackson
Title: Managing Director

ROYAL BANK OF CANADA,
as a Lender

By: /s/ Olivier Dorais-Dumas
Name: Olivier Dorais-Dumas
Title: Senior Director, Mid Market Leverage Finance

TRUSTMARK BANK,
as a Lender

By: /s/ C. William Prout
Name: C. William Prout
Title: Senior Vice President
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